Exhibit 99.3

Hornbeck and Helix Complete Merger, Creating a Premier Integrated Offshore Services Company

Hornbeck Offshore Services, Inc. To Begin trading on NYSE Under “HOS” on September 2, 2026

HOUSTON and COVINGTON, La. – Sept. 1, 2026 – Helix Energy Solutions Group, Inc. (“Helix”) (NYSE: HLX) and Hornbeck Offshore Services, Inc. (“Hornbeck”) today announced they have completed the previously announced combination in an all-stock transaction, establishing a premier integrated offshore services company.

The combined company has assumed the Hornbeck Offshore Services, Inc. name and will begin trading on the New York Stock Exchange on September 2, 2026, under the ticker symbol “HOS.” Helix’s common stock will cease trading on the New York Stock Exchange under the ticker symbol “HLX” at the close of trading on September 1, 2026.

As previously announced, Todd M. Hornbeck has assumed the role of President, Chief Executive Officer and Director of the combined company, and William L. Transier has assumed the role of Chairman of the combined company’s Board of Directors. In addition, the combined company has appointed the following individuals to the executive leadership team:

•	R. Potter Adams, Executive Vice President and Chief Financial Officer;

•	Scott “Scotty” A. Sparks, Executive Vice President and Chief Operating Officer – Subsea Services and Well Intervention

•	Ben D. Todd, Executive Vice President and Chief Operating Officer – Marine Transportation and Specialty

•	Samuel A. Giberga, Executive Vice President, General Counsel and Secretary;

•	Brian M. Cook, Executive Vice President and Chief Accounting Officer;

•	Priscilla B. Heistad, Executive Vice President and Chief Human Resources Officer;

•	Daniel M. Stuart, Executive Vice President and Chief Commercial Officer;

•	Carl G. Annessa, Executive Vice President – Defense / Emerging Technologies; and

•	Michael J. Nicaud, Senior Vice President, Associate General Counsel and Chief Compliance Officer

“Today marks the beginning of an exciting new chapter for our company, our employees, our customers and our shareholders,” said Todd M. Hornbeck, President and CEO of Hornbeck Offshore Services, Inc. “By bringing together Hornbeck’s industry-leading marine expertise with Helix’s differentiated robotics, well intervention and subsea capabilities, we have created a global offshore services leader, providing innovative and integrated solutions to our customers across the deepwater oilfield, defense and renewables industries. I want to thank the employees of both organizations for their professionalism and commitment throughout this process. Together, we are building a stronger, more diversified company with the scale, capabilities and financial strength to capitalize on opportunities across our offshore markets while delivering long-term value for our shareholders.”

“The closing of this transaction represents the successful culmination of a shared vision to create a market-leading offshore services company with unique capabilities and strategic flexibility,” said William L. Transier, Chairman of the Board of Hornbeck Offshore Services, Inc. “The merger brings together two highly complementary organizations with strong cultures, exceptional people and deep customer relationships. On behalf of the Board, I am grateful to our shareholders for their support and confidence. We believe this merger positions the company to generate sustainable growth and to create significant value for all stakeholders.”

Advisors

Goldman Sachs & Co. LLC served as financial advisor to Helix, and Veriten LLC served as an independent strategic advisor. Baker Botts L.L.P. served as legal counsel to Helix, and Joele Frank, Wilkinson Brimmer Katcher served as its strategic communications advisor.

Barclays, Piper Sandler & Co. and J.P. Morgan acted as financial advisors to Hornbeck. Kirkland & Ellis LLP and Jones Walker LLP served as its legal counsel.

About Hornbeck Offshore Services

Hornbeck Offshore Services, Inc. is a global offshore services leader, providing innovative and integrated marine and subsea solutions to customers across the deepwater oilfield, defense and renewables industries.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of present or historical fact included in this press release are forward-looking statements. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements include, but are not limited to, statements regarding: the combined company’s expectations, hopes, beliefs, intentions or strategies regarding the combined company’s growth and stakeholder value; the timeline and ability to realize anticipated benefits and expected synergies of the merger; and equity award grants.

Forward-looking statements are based on current expectations and assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the combined company’s control, including, but not limited to, risks related to potential litigation relating to the merger, including the effects of any outcomes related thereto; the ability of the combined company to retain and hire key personnel, to retain customers or maintain relationships with Helix’s or Hornbeck’s respective suppliers and customers; the diversion of management’s time and attention from ordinary course of business operations to the integration of Helix’s and Hornbeck’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the merger; potential adverse reactions or changes to business relationships resulting from the completion of the merger; legislative, regulatory and economic developments; potential business uncertainty, including changes to existing business relationships, following the completion of the merger that could affect the combined company’s financial performance as well as unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, losses, synergies, economic performance, indebtedness, financial condition, future prospects, business and management strategies, expansion and growth of the combined company’s businesses; actions by governments, regulatory authorities, customers, suppliers and partners; market conditions; demand for services; the performance of contracts by suppliers, customers and partners; operating hazards and delays, which includes delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; complexities of global political and economic developments; the impact of general economic conditions, including inflation, on economic activity and on the combined company’s operations; the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry’ and other risks described from time to time in Helix’s and the combined company’s filings with the SEC.

Forward-looking statements speak only as of the date they are made. The forward-looking statements in this press release are based upon information available to the combined company as of the date of this press release and, while the combined company believes such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Actual outcomes may vary materially from those described in these statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the combined company’s periodic filings with the SEC, including Helix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and in Helix’s Definitive Proxy Statement/Prospectus filed with the SEC on July 31, 2026. The combined company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements, other than as may be required by applicable law or regulation.

Contacts:

ir@hornbeckoffshore.com

Potter Adams

Executive Vice President and CFO

985-727-6815

Brent Arriaga

Vice President of Finance and Investor Relations

281-618-0460

4